November 9, 2000


Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:        Liberty Funds Trust III
           Liberty Oregon Tax-Free Fund (the "Fund")
           File Nos. 811-881 & 2-15184
           ---------------------------

Dear Sir or Madam:

Pursuant to the requirements of Rule 497(e), submitted for filing via EDGAR is the form of Prospectus Supplement dated November 7, 2000, which will be used in connection with the public offering and sale of shares of the Fund. This supplement replaces supplements dated June 23,2000, August 1, 2000, and October 23, 2000. Please be advised that the Fund's Prospectus, Statement of Additional Information and Annual Report (each of which was filed via EDGAR) have not been revised since the date of the last filing.


Sincerely,

LIBERTY FUNDS TRUST III



By:/s/Tracy DiRienzo
   Tracy DiRienzo
   Assistant Secretary

Enclosures


cc        Rebecca Kelley (E&Y)
          Garth Nisbet
          Paul Rocheleau
          Deborah Young (2)
          Blue Sky





                        CRABBE HUSON OREGON TAX-FREE FUND
                              Class A and B Shares

                         Supplement to Prospectus dated
                            March 1, 2000 (Replacing
                           Supplements June 23, 2000,
                         August 1, 2000 and October 23,
                                      2000)

  Effective July 14, 2000, the Fund changed its name from "Crabbe Huson Oregon
               Tax-Free Fund" to "Liberty Oregon Tax-Free Fund."

    Effective November 7, 2000 the Fund's Prospectus is amended as follows:


Performance history
--------------------------------------------------------------------------------
The bar chart below shows the Fund's performance from year to year by illustrating the Fund's total calendar year returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A and B shares compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements were not in place, then the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance.





For period shown in bar chart:

Best quarter:  1st quarter 1995, +4.71%

Worst quarter:  1st quarter 1994, -3.68%



                                             1 Year       5 Years      10 Years
  Class A (%)                                -9.31         3.38         4.61
  ------------------------------------- ------------ ------------ -------------
  ------------------------------------ ------------ ------------ -------------
  Class B (1) (%)                           -9.99         3.92         5.05
  ----------------------------------- ------------ ------------ -------------
  ------------------------------------ ------------ ------------ -------------
  Lehman Muni Bond Index (%)                -0.14           6.35         3.00
  ----------------------------------- ------------ ------------ -------------
  ---------------------------------------------- ------------ -------------
  Lipper Average (%)                         -2.01           5.20         5.32

The footnote to the table "Class A Sales Charges" under the sub-caption SALES CHARGES under the section YOUR ACCOUNT is revised as follows:

Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class A purchases that bring your account value above $1 million are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18 month period begins on the first day of the month following each purchase. The contingent deferred sales charge does not apply to retirement plans purchased through a fee-based program.

The following replaces the table called "Purchases Over $1 Million" under the sub-caption SALES CHARGES under the section YOUR ACCOUNT:

Amount purchased  Commission %
First $3 million  1.00
$3 million to less than $5 million  0.80
$5 million to less than $25 million 0.50
$25 million or more        0.25*

* Paid over 12 months but only to the extent the shares remain outstanding.

For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1% commission from the distributor on all purchases of less than $3 million.

Effective August 1, 2000 the Prospectus was revised as follows:

Purchases of less than $250,000:




Holding period after purchase                                % deducted when
                                                             shares are sold
Through first year                                                   5.00
-------------------------------------------------------------------------------
------------------------------------------------------------------------------
Through second year                                                 4.00
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Through third year                                                   3.00
------------------------------------------------------------------------------
-----------------------------------------------------------------------------
Through fourth year                                                  3.00
---------------------------------------------------------------------------
-------------------------------------------------------------------------------
Through fifth year                                                   2.00
-------------------------------------------------------------------------------
Through sixth year                                                   1.00
-----------------------------------------------------------------------------
Longer than six years                                                0.00

Commission to financial advisors is 4.00%.
Automatic conversion to Class A shares is eight years after purchase.

Effective October 23, 2000, the Fund's prospectus is amended to replace the caption How To Exchange Shares in its entirety as follows:

How to Exchange Shares
You may exchange your shares for shares of the same share class of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. Shareholders of Liberty Acorn funds that qualify to purchase Class A shares at net asset value may exchange their Class A shares for Class Z shares of another fund distributed by Liberty Funds Distributor, Inc. (see the Statement of Additional Information for a description of these situations). If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase, and the applicable CDSC will be the CDSC of the original fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event. Therefore, you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.

742-36\956C-0900                                                November 7, 2000